UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2014

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14468	33-0530289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Gillespie Way El Cajon, California		92020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (619) 596-8600

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 27, 2014, PURE Bioscience, Inc. (the “Company”) filed a Form 8-K with the Securities and Exchange Commission (the “Prior Form 8-K”) announcing that it had entered into a securities purchase agreement on August 22, 2014 (the “Securities Purchase Agreement”) with Franchise Brands, LLC (the “New Investor”) providing for the issuance and sale by the Company to the New Investor of $4 million of Units (collectively, the “Units”) at a purchase price of $0.75 per Unit (the “First Closing”). Each Unit consists of one share of common stock and a warrant to purchase 0.4 of a share of common stock. In the aggregate, the Company issued 5,333,333 shares of common stock (collectively, the “Shares”) and a warrant (the “Warrant”) to purchase up to 2,133,333 shares of common stock (collectively, the “Warrant Shares”) for gross proceeds of $4 million.

Additionally, the Company announced in the Prior Form 8-K that as a result of the First Closing and the price adjustment terms in subscription agreements it previously entered into with investors in its prior private placements, it issued an aggregate of 1,124,139 shares common stock and warrants to purchase up to an aggregate of 449,653 shares of common stock to existing investors who purchased shares from the Company in private placement transactions for gross proceeds of $843,000, with identical terms and conditions as described above with respect to the Shares, Warrant and Warrant Shares, respectively (collectively, the “Prior Financing Securities”). The Prior Financing Securities are aggregate amounts, and include the amounts issued in the initial closings of these prior private placements.

On August 29, 2014, the Company announced the second closing of the Private Placement Financing in which it raised gross proceeds of $3.1 million through the sale of Units at $0.75 per Unit, consisting of an aggregate of 4,139,994 Shares of common stock and Warrants to purchase 1,655,994 shares of common stock (the “Second Closing”). The Company did not engage a placement agent or investment banker to facilitate the Second Closing. No additional Prior Financing Securities were issued as a result of Second Closing.

As a result of the First and Second Closings, the Company raised an aggregate of $7.9 million through the issuance of 10,597,466 Shares and the issuance of Warrants to purchase 4,238,980 shares of common stock. The Company intends to use the net proceeds from these financings:

•	To support its operations for at least 12 months;

•	Subject to independent audit review, to have its independent auditors issue an unmodified audit opinion without reference to the Company’s ability to continue as a going concern with its Annual Report on Form 10-K for Fiscal Year 2014; and

•	To help position the Company to pursue its stated objective of up-listing to a national exchange.

The Warrants have an exercise price of $0.75 per share, are immediately exercisable and have a term of exercise equal to the earlier of (i) five years after its issuance date or (ii) the consummation of an acquisition event (as defined in the Warrants). The number of Warrant Shares issuable upon exercise of the Warrants and the exercise price therefore are each subject to adjustment in the event of a stock dividend, stock split or combination as set forth in the Warrants. Additionally, the Warrants contain a cashless exercise feature.

The Company and the investors participating in the Second Closing entered into the same Registration Rights Agreement the Company previously entered into with the investors in the Private Placement Financing (the “Registration Rights Agreement”), pursuant to which the Company agreed, subject to certain conditions, to file with the Securities and Exchange Commission (the “Commission”) as soon as practicable, but in any event within 45 days after the closing of the Private Placement Financing a registration statement on Form S-1 (the “Resale Registration Statement”) to register the Shares, the Warrant Shares and the Prior Financing Securities for resale under the Securities Act of 1933, as amended (the “Securities Act”). The Company is obligated to use its commercially reasonable efforts to cause the Resale Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the filing of the Resale Registration Statement, but no monetary penalty or liquidated damages will be imposed upon the Company if the Registration Statement is not declared effective by the Commission by a date certain.

The issuance and sale of the Shares, Warrant, Warrant Shares, the Prior Financing Securities and the Shares and Warrants issued in the Second Closing (collectively, the “Securities”) has not been registered under the Securities Act, and these Securities may not be offered or sold in the United States absent registration under or an exemption from the registration requirements under the Securities Act and any applicable state securities laws. The Securities were issued and sold in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act. Each of the investors who participated in the financings described above represented to us that such investor was an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and that such investor was receiving the securities for investment for such investor’s own account and without a view to distribute them. This Current Report on Form 8-K is not and shall not be deemed to be an offer to sell or the solicitation of an offer to buy any of the Securities.

The Securities Purchase Agreement, the Registration Rights Agreement and the Warrants contain ordinary and customary provisions for agreements of this nature, such as representations, warranties, covenants, and indemnification obligations, as applicable. The foregoing description of the Securities Purchase Agreement, the Registration Rights Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of each document. Copies of the form of Warrant, the Securities Purchase Agreement and the Registration Rights Agreement were filed as Exhibits 4.1, 10.1, and 10.2, respectively, to the Prior Form 8-K and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Warrant, dated August 22, 2014 (previously filed as Exhibit 4.1 to the Current Report on Form 8-K (File No. 001-14468-141069186) on August 27, 2014).

10.1	Securities Purchase Agreement, dated August 22, 2014 (previously filed as Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-14468-141069186) on August 27, 2014).

10.2	Registration Rights Agreement, dated August 22, 2014 (previously filed as Exhibit 10.2 to the Current Report on Form 8-K (File No. 001-14468-141069186) on August 27, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: September 3, 2014	By:	/s/ Henry R. Lambert
Henry R. Lambert
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Warrant, dated August 22, 2014 (previously filed as Exhibit 4.1 to the Current Report on Form 8-K (File No. 001-14468-141069186) on August 27, 2014).

10.1	Securities Purchase Agreement, dated August 22, 2014 (previously filed as Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-14468-141069186) on August 27, 2014).

10.2	Registration Rights Agreement, dated August 22, 2014 (previously filed as Exhibit 10.2 to the Current Report on Form 8-K (File No. 001-14468-141069186) on August 27, 2014).